U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 6 2012

Medisafe 1 Technologies Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-161914	46-0523031
(Commission File No.)	(IRS Employer Identification No.)

c/o Jacob Elhadad
5A Hataltan Street
Jerusalem , Israel 96926
Phone Number 972-77-3318877
Fax number 972-77-3318879
(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                      Unregistered Sales of Equity Securities

On January 6, 2011 the Registrant issued a total of 100,000,000 shares of common stock of the Issuer , 50,000,000  to Jacob Elhadad, President of the Issuer and 50,000,000 to Yisrael Gottlieb CFO and Secretary of the Issuer .  The shares of common stock issued were as 2012 compensation pursuant to an agreement between the Issuer and Mr. Elhadad, and Mr Yisrael Gotlieb .
The shares were issued without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2012

Medisafe 1 Technologies Corp.

By:	Jacob Elhadad
Jacob Elhadad
Title: President and Director (Principal Executive Officer)